UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report June 10, 2020
(Date of Earliest Event Reported):  June 4, 2020

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 850
Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 15 to Credit Agreement

On June 4, 2020, Mid-Con Energy Partners, LP (the “Partnership”) and its lenders entered into Amendment No. 15 to that certain Credit Agreement, dated as of December 20, 2011 (“Amendment No. 15 to Credit Agreement”), by and among Mid-Con Energy Properties, LLC, as borrower, the Partnership, as guarantor, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto, effective as of June 1, 2020.

Amendment No. 15 to Credit Agreement effects the following, among other changes:

•	decreases the Borrowing Base from $95 million to $64 million and establishes a repayment schedule for the Borrowing Base Deficiency;
•	permits the Recapitalization Transactions (as defined below);
•	introduces anti-cash hoarding provisions and restrictive covenants on CapEx and general and administrative spending;
•	provides for all Loans to bear PIK Interest, capitalized on a quarterly basis;
•	excludes certain assumed liabilities from the Current Ratio calculation for the quarters ending June 30, 2020, September 30, 2020, and December 31, 2020; and
•	requires the Partnership’s Leverage Ratio of Consolidated Funded Indebtedness to Consolidated EBITDAX not to exceed:
o	5.75 to 1.00 for the quarter ending June 30, 2020,
o	5.00 to 1.00 for the quarter ending September 30, 2020,
o	4.50 to 1.00 for the quarter ending December 31, 2020, and
o	4.25 to 1.00 for the quarter ending March 31, 2021 and thereafter.

To induce the lenders to enter into Amendment No. 15 to Credit Agreement, the Partnership entered into certain other transactions (the “Recapitalization Transactions”), including the adoption of the Third Amendment to Partnership Agreement (as defined below) and the other transactions described herein.

The description of Amendment No. 15 to Credit Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of Amendment No. 15 to Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement.

Contribution Agreement

On June 4, 2020, in connection with the other Recapitalization Transactions, the Partnership entered into a Contribution Agreement (the “Contribution Agreement”) with Charles R. Olmstead, Jeffrey R. Olmstead, and S. Craig George (collectively, the “Contributor Parties”) as holders of all of the then outstanding membership interests (the “Subject Interests”) in the General Partner.

Pursuant to the Contribution Agreement, the Contributor Parties agreed to contribute the Subject Interests to the Partnership in exchange for an aggregate of 18,000 common units representing limited partnership interests of the Partnership (“Common Units”) issued by the Partnership (the “Contribution”). The Contribution Agreement also provided for, among other things, (i) the Partnership Agreement (as defined below) of the Partnership to be amended and restated as the Second A/R Partnership Agreement (as defined below) and (ii) the Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated January 24, 2017 (the “Second A/R GP LLC Agreement”) to be amended and restated as the Third A/R GP LLC Agreement (as defined below).

The description of the Contribution Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Contribution Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Services Agreements

On June 4, 2020, in connection with the other Recapitalization Transactions, the Partnership entered into a Management Services Agreement (the “Management Services Agreement”) with Contango Resources, Inc. (“Contango”) to be effective for all purposes as of July 1, 2020.  Under the Management Services Agreement, Contango will provide certain services to the Partnership and its subsidiaries including management, administrative, and operational services, which include marketing, geological and engineering services (such services, collectively, the “Applicable Services”). Under the Management Services Agreement, the Partnership will pay to Contango a monthly service fee, in addition to reimbursing Contango for certain costs and expenses incurred in connection with rendering Applicable Services for the benefit of the Partnership.  The Management Services Agreement also provides that the Partnership will issue a warrant to acquire Common Units of the Partnership to Contango within ten business days following the effective date.

Also on June 4, 2020, the Partnership and Mid-Con Energy Operating, LLC (the “Existing Services Provider”) entered into a Transition Services Agreement (the “Transition Services Agreement”), effective June 1, 2020, pursuant to which the Services Agreement, dated December 20, 2011 (the “Existing Services Agreement”), by and among the Partnership, the General Partner, the Existing Services Provider and Mid-Con Energy Properties, LLC, was terminated, as described in Item 1.02 below, and the Existing Services Provider agreed to continue providing operational services to the Partnership on a transitional basis until Contango is able to fully perform the Applicable Services under the Management Services Agreement. In addition, the Transition Services Agreement provides that, effective as of July 1, 2020, the Existing Services Provider will resign as the operator under certain joint operating agreements and unit operating agreements to which the Partnership is a party and cause Contango to become the operator under such agreements as of such date.

The descriptions of the Management Services Agreement and the Transition Services Agreement contained in this Item 1.01 do not purport to be complete and are subject to and qualified in their entirety by reference to, respectively, the complete text of the Management Services Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein, and the complete text of the Transition Services Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Assignment and Assumption Agreement

On June 4, 2020, in connection with the other Recapitalization Transactions, the Partnership and the Existing Services Provider entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), effective June 1, 2020. Under the Assignment and Assumption Agreement, the Partnership agreed to assume and release the Existing Services Provider from certain liabilities arising out of the Existing Services Provider’s performance of its obligations as operator of the Partnership’s properties under the Existing Services Agreement.

The description of the Assignment and Assumption Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Assignment and Assumption Agreement, which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

Termination of Existing Services Agreement

On June 4, 2020, as provided in the Transition Services Agreement, the Existing Services Agreement was terminated, effective as of June 1, 2020, to allow for the Partnership to enter into the Management Services Agreement as further set forth in Item 1.01 above. Under the Existing Services Agreement, the Existing Services Provider provided certain management, administrative and operational services to the Partnership and its subsidiaries and was reimbursed by the Partnership, on a monthly basis, for the allocable expenses it incurred in its performance under the Existing Services Agreement. No early termination penalties were incurred by the Partnership in connection with the termination of the Existing Management Services Agreement.

Item 3.02	Unregistered Sale of Securities

The description set forth in Item 1.01 above of the issuance by the Partnership of Common Units in connection with the Contribution is incorporated herein by reference. The private placement of Common Units to be issued pursuant to the Contribution Agreement is being made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below with respect to the amendment of the Partnership Agreement (as defined below) by the Third Amendment to Partnership Agreement (as defined below) and by the Second A/R Partnership Agreement (as defined below) is incorporated by reference herein.

The information set forth in Item 5.03 below with respect to the amendment of the Second A/R GP LLC Agreement, by the Third A/R GP LLC Agreement (as defined below) is incorporated by reference herein.

Item 5.01	Change in Control of Registrant

The descriptions set forth in Item 5.03 below with respect to (i) the Third Amendment to Partnership Agreement (as defined below), (ii) the Second A/R Partnership Agreement (as defined below) and the Third A/R GP LLC Agreement (as defined below), are incorporated herein by reference.

Following the Contribution and the adoption of the Second A/R Partnership Agreement and the Third A/R GP LLC Agreement, the board of directors (the “Board”) of the General Partner will no longer be appointed by the Class A members of the General Partner and, instead, will be elected by the affirmative vote of a majority of the outstanding Common Units. Following the Preferred Unit Conversion (as defined below), certain holders affiliated with Goff Capital, Inc. (collectively, the “Goff Parties”) own approximately 56% of the issued and outstanding Common Units of the Partnership. As long as the Goff Parties continue to hold a majority of such outstanding Common Units, the Goff Parties will effectively control the election of directors as the members of the Board.

No cash consideration was paid by the Goff Parties in connection with the Preferred Unit Conversion or the execution and adoption of the Third A/R GP LLC Agreement and Second A/R Partnership Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and resignation of certain directors of the General Partner

In connection with the Recapitalization Transactions, the Partnership announced that Charles R. Olmstead, C. Fred Ball Jr., John W. Brown, Cameron O. Smith, Peter A. Leidel and Wilkie S. Colyer Jr. (collectively, the “Resigning Directors”) resigned from the Board, effective June 4, 2020. The decision of each Resigning Director to step down from the Board was not the result of any disagreement with the Partnership or any of its affiliates on any matter relating to the Partnership’s operations, policies or practices.

Additionally, in connection with the Recapitalization Transactions, the Goff Parties, acting by written consent, elected Bob Boulware, Travis Goff and Fred Reynolds (the “Initial New Directors”) as members of the Board to replace the Resigning Directors, effective as of June 4, 2020. The Board, acting by unanimous written consent, adopted resolutions on June 8, 2020 that (i) expanded the size of the Board from three to four and (ii) appointed Caperton White to serve as the fourth member of the Board (the “Appointed Director” and collectively with the Initial New Directors, the “New Directors”). The New Directors have each consented to their appointment as a member of the Board. The New Directors will receive compensation in accordance with the Partnership’s policies for compensating directors, including long-term equity incentive awards under the Partnership’s Long-Term Incentive Program. Mr. Boulware, Mr. Reynolds and Mr. White have each been appointed as members of the Audit Committee and the

Conflicts Committee of the Board. There are no arrangements, agreements or understandings between the Partnership and any New Director pursuant to which such New Director was selected as a director.

Travis Goff is the President of Goff Capital, Inc. (“Goff Capital”), which together with its affiliates, holds approximately 28% of the outstanding shares of Common Stock of Contango Oil and Gas Company (“Contango”). Contango Resources, Inc., Contango’s subsidiary, will receive compensation from the Partnership under the Management Services Agreement as set forth in Item 1.01 above. Mr. Goff’s only interest in the Management Services Agreement is the impact on the value of the shares of Contango Common stock held by Goff Capital and its affiliates. Mr. Goff is also the President of Goff Focused Strategies, LLC (“GFS”). GFS and the Partnership were party to that certain Monitoring Fee Agreement dated as of January 31, 2018 (the “Monitoring Fee Agreement”), pursuant to which GFS received a monitoring fee of $200,000 per annum. The Monitoring Fee Agreement was terminated effective March 31, 2020. Mr. Goff’s only interest in the Monitoring Fee Agreement was that of President of GFS. Except as set forth above, there are no related party transactions involving any New Director that are reportable under Item 404(a) of Regulation S-K.

Resignation of certain officers of the General Partner

On June 4, 2020, Charles R. Olmstead, Chief Executive Officer, and Jeffrey R. Olmstead, President, resigned from their positions as officers of the General Partner.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amendment to Partnership Agreement

On June 4, 2020, in connection with the other Recapitalization Transactions, after obtaining the consent of a majority of the Partnership’s Class A Preferred Units (the “Class A Preferred Units”) and Class B Preferred Units (the “Class B Preferred Units”, and together with the Class A Preferred Units, the “Preferred Units”), respectively, the General Partner entered into the Third Amendment to First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Third Amendment to Partnership Agreement”) to amend that certain First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 20, 2011, as amended by the First Amendment thereto, dated as of August 11, 2016, and the Second Amendment thereto, dated as of January 31, 2018 (as so amended, the “Partnership Agreement”). The Third Amendment to Partnership Agreement modified the terms pursuant to which the Preferred Units would convert into Common Units so that the Preferred Units would automatically and mandatorily be converted into Common Units effective immediately prior to the closing under the Contribution Agreement, at the respective conversion rates calculated as provided therein (such conversion, the “Preferred Unit Conversion”).

In connection with the Preferred Unit Conversion, all Preferred Units of the Partnership were converted to Common Units on June 4, 2020, as set forth in the Third Amendment to Partnership Agreement, and the Partnership issued to the holders of such Preferred Units an aggregate of 12,724,411 Common Units of the Partnership.

The description of the Third Amendment to Partnership Agreement contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment to Partnership Agreement, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Second Amended and Restated Partnership Agreement

On June 4, 2020, in connection with the other Recapitalization Transactions, the General Partner amended and restated the Partnership Agreement, as amended by the Third Amendment to Partnership Agreement (as so amended and restated, the “Second A/R Partnership Agreement”), effective June 4, 2020. The Second A/R Partnership Agreement provides for, among other things, the election of members of the Board by the limited partners of the Partnership.

The description of the Second A/R Partnership Agreement contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A/R Partnership Agreement, which is filed as Exhibit 3.2 hereto and incorporated by reference herein.

Third Amended and Restated General Partner Agreement

On June 4, 2020, following the effectiveness of the Contribution, the Partnership executed the Third Amended and Restated Limited Liability Agreement of the General Partner (the “Third A/R GP LLC Agreement”), effective as of June 4, 2020, reflecting the admission of the Partnership as the sole member of the General Partner and providing for, among other things, the election of members of the Board by the limited partners of the Partnership.

The description of the Third A/R GP LLC Agreement contained in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Third A/R GP LLC Agreement, which is filed as Exhibit 3.3 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) - Exhibits

No.	Description

2.1*+	Contribution Agreement, dated June 4, 2020, by and among Mid-Con Energy Partners, LP, Charles R. Olmstead, Jeffrey R. Olmstead, and S. Craig George.
3.1*	Third Amendment to First Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated June 4, 2020.
3.2*	Second Amended and Restated Agreement of Limited Partnership of Mid-Con Energy Partners, LP, dated June 4, 2020.
3.3*	Third Amended and Restated Limited Liability Company Agreement of Mid-Con Energy GP, LLC, dated June 4, 2020.
10.1*

Amendment No. 15 to Credit Agreement, effective June 1, 2020, by and among Mid-Con Energy Properties, LLC, as borrower, Mid-Con Energy Partners, LP, as guarantor, Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto.

10.2*	Management Services Agreement, effective July 1, 2020, by and among Mid-Con Energy Partners, LP and Contango Resources, Inc.
10.3*	Transition Services Agreement, effective June 1, 2020, by and among Mid-Con Energy Partners, LP and Mid-Con Energy Operating, LLC.
10.4*	Assignment and Assumption Agreement, effective June 1, 2020, by and among Mid-Con Energy Partners, LP and Mid-Con Energy Operating, LLC.

*     Filed Herewith.

+    Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
		By:	Mid-Con Energy GP, LLC
its general partner

Dated:	June 10, 2020	By:	/s/Charles L. McLawhorn, III
Charles L. McLawhorn, III
Vice President, General Counsel and Secretary